UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2006

Sunrise USA, Incorporated
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50370                                           33-1041835
(Commission File Number)            (IRS Employer Identification Number)

892 North 340 East, American Fork, UT  84003
(Address of Principal Executive Offices)

(801) 756-5831
(Registrant’s Telephone Number, Including Area Code)

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

▤  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

▤  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

▤  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

▤  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

 On August 31, 2006, Sunrise U.S.A. Incorporated (the "Company") entered into a Purchase Agreement (the "Agreement") between the Company and Omar Barrientos in which the Company agreed to repay advances of $14,258 (the “Advances”) made by Mr. Barrientos to the Company by the issuance to Mr. Barrientos of 300,000 fully paid and non-assessable shares of the restricted $0.0001 par value common stock of the Company (the "Repayment Shares") in full payment of the Advances.  The Company also agreed to register the Repayment Shares upon the filing of a registration statement made in accordance with the terms of the Registration Rights Agreement dated June 7, 2006 between the Company, Mr. Barrientos and other Company shareholders.

On August 31, 2006 the Company entered into an agreement with Garden Rise Investments LTD LLC (“Garden Rise”), an Ohio limited liability company, who agreed to pay the Company $125,000 in exchange for 3,000,000 shares of the Company’s $0.0001 par value common stock (the “Garden Rise Shares”) and a Royalty Agreement.  The members of Garden Rise include Birchwood Capital Advisors Group, Inc. and Legend Merchant Group, Inc., who are also advisors and affiliate shareholders of the Company.  The Company also agreed to piggy-back registration of the Garden Rise Shares upon the Company’s filing of a registration statement made pursuant to any security holder’s exercise of any demand registration rights (including, but not limited to, the Registration Rights Agreement dated June 7, 2006 between the Company and Company shareholders).

Pursuant to the Royalty Agreement the Company will pay Garden Rise an amount equal to three percent (3%) of defined net revenues beginning January 1, 2007 (the “Royalty”).  The Royalty is payable quarterly and expires at the end of the tenth year from the first year following a year in which the Company’s net revenues first exceed $4,000,000. At any time during the term of the Royalty Agreement, Garden Rise may elect to convert the remaining Royalty to shares of the Company’s common stock (with the same piggy-back registration rights afforded the Garden Rise Shares as described in the preceding paragraph) at the rate of twenty-five cents per share based on the number of calendar quarters in the remaining term (not to exceed 40) multiplied by the amount of the Royalty payable in the immediately preceding calendar quarter.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

99.1	Royalty Agreement dated August 31, 2006 with Garden Rise Investments LTD LLC

99.2	Payment Agreement dated August 31, 2006 with Omar Barrientos

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this information statement to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise U.S.A. Incorporated

Dated: September 6, 2006	/s/ Paul Ressler
Paul Ressler, President